Exhibit 99.1

For Immediate Release	Contacts:
(Media) Paul Jacobson (303) 268-6426
(Investor Relations) Mark Spiecker (303) 268-6304

Adelphia Welcomes FTC Anti-Trust Decision on Sale to
Time Warner and Comcast

Decision Marks Significant Step Forward Toward Closing of Sale; Parties Await FCC Decision

Greenwood Village, Colo., January 31, 2006 – Adelphia Communications Corporation (OTC:ADELQ), the fifth largest cable TV company in the U.S., today welcomed as an “important step forward” the Federal Trade Commission (FTC) decision to close its anti-trust investigation into the proposed sale of Adelphia’s assets to Time Warner and Comcast.

“This important step forward satisfied a required condition to the closing of our sale transaction with Time Warner and Comcast,” said Bill Schleyer, chairman and CEO of Adelphia. “The timely closure of this sale is in the best interests of our creditors, customers and employees. In addition to the remaining local government approvals that have not yet been obtained, the focus of our attention now turns to the FCC, where we hope for a prompt ruling that this sale is in the public interest.”

The FTC staff examined the proposed sale under provisions of the so-called “Hart-Scott-Rodino” or “HSR Act” and chose to take no additional action, satisfying a major condition to the closing of the transactions.

“As we work through this complex process and the equally multifaceted case of our bankruptcy, we remain mindful of our obligation to create the greatest possible value for our bankruptcy constituencies and our expectation to close this sale by the end of the second quarter,” added Schleyer.

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ADELPHIA FTC REACTION

JANUARY 31, 2006

About Adelphia

Adelphia Communications Corporation is the fifth-largest cable television company in the country. It serves customers in 31 states and offers analog and digital video services, high-speed Internet access and other advanced services over Adelphia’s broadband networks.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  Many of these factors are outside of the Company’s control.